BlackRock FundsSM

BlackRock Short Obligations Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

iShares MSCI Asia ex Japan Index Fund

iShares MSCI Developed World Index Fund

BlackRock Funds II

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Local Currency Bond Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Value Retirement Fund

(each, a “Fund”)

Supplement dated August 30, 2017 to the Institutional Shares Prospectus of each Fund (each, a “Prospectus”)

Effective September 5, 2017, each Prospectus is amended as follows:

The section of each Prospectus entitled “Account Information—How to Buy, Sell, Exchange and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is deleted in its entirety and replaced with the following:

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Shareholders should retain this Supplement for future reference.

PRO-ALLINST-0817SUP